UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 25, 2015

ConAgra Foods, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-7275	47-0248710
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One ConAgra Drive, Omaha, Nebraska		68102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	402-240-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

The matters voted on and the results of the vote at the Annual Meeting of Stockholders of ConAgra Foods, Inc. (the "Company") held on September 25, 2015 were as follows:

1. The Company’s stockholders re-elected the following directors to each serve until the next annual meeting of stockholders or until a respective successor is elected and qualified.

Name: Bradley A. Alford
Number of Votes For: 320,728,502
Number of Votes Withheld: 1,701,502
Broker Non-Votes: 60,074,474

Name: Thomas K. Brown
Number of Votes For: 317,709,489
Number of Votes Withheld: 4,720,515
Broker Non-Votes: 60,074,474

Name: Stephen G. Butler
Number of Votes For: 315,550,345
Number of Votes Withheld: 6,879,659
Broker Non-Votes: 60,074,474

Name: Sean M. Connolly
Number of Votes For: 319,537,785
Number of Votes Withheld: 2,892,219
Broker Non-Votes 60,074,474

Name: Steven F. Goldstone
Number of Votes For: 315,636,036
Number of Votes Withheld: 6,793,968
Broker Non-Votes: 60,074,474

Name: Joie A. Gregor
Number of Votes For: 317,699,713
Number of Votes Withheld: 4,730,291
Broker Non-Votes: 60,074,474

Name: Rajive Johri
Number of Votes For: 316,940,239
Number of Votes Withheld: 5,489,765
Broker Non-Votes: 60,074,474

Name: W.G. Jurgensen
Number of Votes For: 315,144,277
Number of Votes Withheld: 7,285,727
Broker Non-Votes: 60,074,474

Name: Richard H. Lenny
Number of Votes For: 315,212,163
Number of Votes Withheld: 7,217,841
Broker Non-Votes: 60,074,474

Name: Ruth Ann Marshall
Number of Votes For: 317,735,384
Number of Votes Withheld: 4,694,620
Broker Non-Votes: 60,074,474

Name: Timothy R. McLevish
Number of Votes For: 319,642,607
Number of Votes Withheld: 2,787,397
Broker Non-Votes: 60,074,474

Name: Andrew J. Schindler
Number of Votes For: 317,620,633
Number of Votes Withheld: 4,809,371
Broker Non-Votes: 60,074,474

2. The Company’s stockholders ratified the appointment of KPMG LLP, an independent registered public accounting firm, as independent auditors for fiscal 2016.

Number of Votes For: 378,723,593
Number of Votes Against: 2,612,584
Abstain: 1,168,301

3. The Company’s stockholders approved, on an advisory, nonbinding basis, a resolution approving the Company’s named executive officer compensation.

Number of Votes For: 308,996,710
Number of Votes Against: 10,694,478
Abstain: 2,738,816
Broker Non-Votes: 60,074,474

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConAgra Foods, Inc.

September 29, 2015	By:	Lyneth Rhoten

Name: Lyneth Rhoten
Title: Vice President, Securities Counsel and Assistant Corporate Secretary